Home Office: Harrison, NY Administrative Office: 6400 C Street SW Cedar Rapids, IA 52499

VIA EDGAR

Securities and Exchange Commission

100 F Street NE

Washington, D.C. 20549

Re:         ML of New York Variable Annuity Separate Account D, SEC File No. 811-21176 (the “Registrant”)

      Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Transamerica Financial Life Insurance Company (the “Company”) on behalf of the Registrant, recently transmitted (or will transmit) to its policyholders the annual/semi-annual reports for the underlying management investment companies listed below (the “Portfolio Companies”). This filing incorporates by reference the reports of the following Portfolio Companies as required by Rule 30b2-1 under the Act:

PORTFOLIO COMPANY	SEC FILE NO.

AIM Counselor Series Trust (Invesco Counselor Series Trust)	811-09913

Columbia Funds Series Trust	811-09645

Columbia Funds Series Trust I	811-04367

Growth Fund of America	811-00862

MFS Series Trust I	811-04777

MFS Series Trust IV	811-02594

Putnam Large Cap Value Fund	811-02742

Templeton Funds	811-02781

Templeton Growth Fund Inc.	811-04892

Some of the options included in the Portfolio Companies’ reports may not be available under every Policy offered by the Registrant.

If you have any questions regarding this filing, please contact me at (720)488-7884.

Sincerely,

/s/ Brian G. Stallworth
Brian G. Stallworth Esq.
Transamerica Financial Life Insurance Company

an AEGON company